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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 28, 2000



                            CSG SYSTEMS INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                          0-27512                 47-0783182
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(State or other jurisdiction             (Commission             (IRS Employer
     of incorporation)                   File Number)            Identification
                                                                     Number)

          7887 East Bellevue Avenue, Suite 1000, Englewood, CO  80111
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (303) 796-2850
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Item 5.  Other Events.
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     On September 28, 2000, CSG Systems, Inc., a wholly owned subsidiary of CSG
Systems International, Inc., issued a press release relating to a demand for arbitration received by CSG Systems, Inc. from AT&T.

     A copy of such press release is attached to this Form 8-K as Exhibit 99.1.



Item 7.  Financial Statements and Exhibits.
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    (c)  Exhibit

         99.1  Press release of CSG Systems, Inc. dated September 28, 2000.



                                 Signatures
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  October 2, 2000.

                                                 CSG SYSTEMS INTERNATIONAL INC.

                                                 By:  /s/ Joseph T. Ruble
                                                      --------------------------
                                                      Joseph T. Ruble, Secretary
                                                      and General Counsel

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                        CSG Systems International, Inc.

                                   Form 8-K

                                 Exhibit Index



     99.1  Press release of CSG Systems, Inc. dated September 28, 2000.

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